              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                 ON MAY 28, 2004


                                                      REGISTRATION NO. 333-42705
                                                                       811-08565
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /
                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 9                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                                AMENDMENT NO. 10                             /X/

                        (Check appropriate box or boxes)

                              --------------------


                 STRATEGIC PARTNERS REAL ESTATE SECURITIES FUND

               (Exact name of registrant as specified in charter)

                (formerly Prudential Real Estate Securities Fund)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)

                              --------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 802-6469
                             JONATHAN D. SHAIN, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                     (Name and Address of Agent for Service)

                              --------------------

               It is proposed that this filing will become effective
                            (check appropriate box):
               /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
               / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
               / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of Rule 485

               If appropriate, check the following box:
               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

PROSPECTUS
MAY 28, 2004


[LOGO]
STRATEGIC PARTNERS
REAL ESTATE SECURITIES FUND

FUND TYPE
STOCK

OBJECTIVE
HIGH CURRENT INCOME AND LONG-TERM GROWTH OF CAPITAL

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS

 1   RISK/RETURN SUMMARY
 1   Investment Objectives and Principal Strategies
 2   Principal Risks
 3   Evaluating Performance
 5   Fees and Expenses

 7   HOW THE FUND INVESTS
 7   Investment Objectives and Policies
 8   Other Investments and Strategies
10   Investment Risks

15   HOW THE FUND IS MANAGED
15   Board of Trustees
15   Manager
16   Investment Adviser
16   Portfolio Manager
16   Distributor

17   FUND DISTRIBUTIONS AND TAX ISSUES
17   Distributions
18   Tax Issues
19   If You Sell or Exchange Your Shares

20   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20   How to Buy Shares
28   How to Sell Your Shares
31   How to Exchange Your Shares
32   Telephone Redemptions or Exchanges
33   Expedited Redemption Privilege

34   FINANCIAL HIGHLIGHTS
35   Class A Shares
36   Class B Shares
37   Class C Shares
38   Class Z Shares

     FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This section highlights key information about the STRATEGIC PARTNERS REAL ESTATE SECURITIES FUND, which we refer to as "the Fund." Effective June 30, 2003, the name of the Fund changed to Strategic Partners Real Estate Securities Fund. Additional information follows this summary.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objectives are HIGH CURRENT INCOME AND LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over time and which will pay the Fund dividends and other income. We normally invest at least 80% of the Fund's INVESTABLE ASSETS (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies, principally real estate investment trusts (REITs). We may invest more than 5% of the Fund's total assets in any one issuer.

While we make every effort to achieve our objectives, we can't guarantee success.

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the equity-related securities of real estate companies.

[SIDENOTE]

OUR APPROACH TO REAL ESTATE INVESTING IS BASED ON A BOTTOM-UP ANALYSIS OF FACTORS AFFECTING INDIVIDUAL SECURITIES COMBINED WITH A TOP-DOWN ANALYSIS OF THE REAL ESTATE MARKET. AT THE INDIVIDUAL SECURITY LEVEL, REAL ESTATE SECURITY PERFORMANCE IS SIGNIFICANTLY IMPACTED BY THE LOCATION OF ASSETS, CONSTRAINTS ON SUPPLY WITHIN THAT LOCATION, AND MANAGEMENT'S ABILITY TO ADD VALUE THROUGH DEVELOPMENT, ASSET REPOSITIONING, AND ACHIEVING OPERATING ECONOMIES OF SCALE. WE USE INTENSIVE FINANCIAL ANALYSIS AND AN EVALUATION OF INDIVIDUAL COMPETITIVE POSITION TO IDENTIFY SECURITIES WITH THE MOST ATTRACTIVE CHARACTERISTICS. WE EVALUATE MANAGEMENT'S ABILITY TO INCREASE SHAREHOLDER VALUE AND MANAGE RISK. IN ADDITION, A TOP-DOWN EVALUATION OF REAL ESTATE TRENDS INFLUENCES SECTOR WEIGHTS AND REGIONAL DIVERSIFICATION.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Fund is subject to risks of the real estate industry, such as general and local economic conditions, the supply and demand for real estate and changes in zoning laws, because it concentrates its investments in REITs and other real estate securities. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of such indexes. Because we invest in stocks, there is the risk that the price of a particular stock we own could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down. Stock markets are volatile.

The Fund is NONDIVERSIFIED, meaning we can invest more than 5% of our total assets in the securities of any one issuer. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The table on page 4 shows how the Fund's average annual total returns for 1 year, 5 years and since inception compared with a stock index, a real estate securities index and a group of similar mutual funds. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year. Past performance, before and after taxes, is not an indication that the Fund will achieve similar results in the future.


[CHART]


ANNUAL TOTAL RETURNS* (CLASS A SHARES)


1999     3.98%
2000    17.30%
2001     8.03%
2002     7.41%
2003    46.23%


BEST QUARTER:   15.53% (2nd quarter of 2003)
WORST QUARTER: -19.37% (3rd quarter of 1998)



* These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than that shown. Without the distribution and service (12b-1) fee waiver, the annual total returns would have been lower, too. The total return of Class A shares from 1-1-04 to 3-31-04 was 13.75%.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12/31/03)



RETURN BEFORE TAXES                                                  ONE YEAR  FIVE YEAR       SINCE INCEPTION
Class A shares                                                        38.92%     14.48%      8.21% (since 5-5-98)
------------------------------------------------------------------------------------------------------------------
Class B shares                                                        40.13      14.65       8.26  (since 5-5-98)
------------------------------------------------------------------------------------------------------------------
Class C shares                                                        42.69      14.53       8.19  (since 5-5-98)
------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES
Return Before Taxes                                                   46.44      15.92       9.47  (since 5-5-98)
------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(2)                                45.39      14.51       8.07  (since 5-5-98)
------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(2)        30.06      12.46       6.95  (since 5-5-98)
------------------------------------------------------------------------------------------------------------------
INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
S&P 500 Index(3)                                                      28.67      -0.57       1.46  (since 4-30-98)
------------------------------------------------------------------------------------------------------------------
Wilshire REIT Index(4)                                                36.13      15.10      10.42  (since 4-30-98)
------------------------------------------------------------------------------------------------------------------
Lipper Real Estate Funds Average(5)                                   36.75      13.92       9.17  (since 4-30-98)
------------------------------------------------------------------------------------------------------------------


(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices in the U.S. have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. The securities in the S&P 500 may be very different from those in the Fund.

(4) The Wilshire REIT Index is an unmanaged, market capitalization weighted index comprised of publicly-traded REITs. This Index does not include real estate operating companies like the Wilshire Real Estate Securities Index does. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. The securities in the Wilshire REIT Index may be very different from those in the Fund.
     Source: Wilshire Associates, Inc.

(5) The Lipper Real Estate Funds Average is based on the average return of all mutual funds in the Lipper Real Estate Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund -- Class A, B, C and Z. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                   CLASS A     CLASS B     CLASS C     CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)         5.5%       None        None        None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                 1%(2)       5%(3)       1%(4)    None
-------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions         None        None        None        None
-------------------------------------------------------------------------------------------------
Redemption fees                                       None        None        None        None
-------------------------------------------------------------------------------------------------
Exchange fee                                          None        None        None        None
-------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                   CLASS A     CLASS B     CLASS C      CLASS Z
Management fees                                        .75%        .75%        .75%         .75%
-------------------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                .30%(5)    1.00%       1.00%        None
-------------------------------------------------------------------------------------------------
+ Other expenses                                       .58%        .58%        .58%         .58%
-------------------------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES                1.63%       2.33%       2.33%        1.33%
-------------------------------------------------------------------------------------------------
- Fee waiver                                           .05%(5)    None        None         None
-------------------------------------------------------------------------------------------------
= NET ANNUAL FUND OPERATING EXPENSES                  1.58%(5)    2.33%       2.33%        1.33%
-------------------------------------------------------------------------------------------------



(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase.

(3) The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(4) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004).

(5) For the fiscal year ending 3-31-05, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                    ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A shares                       $ 702       $ 1,031       $ 1,383     $ 2,373
------------------------------------------------------------------------------------
Class B shares                       $ 736       $ 1,027       $ 1,345     $ 2,410
------------------------------------------------------------------------------------
Class C shares                       $ 336       $   727       $ 1,245     $ 2,666
------------------------------------------------------------------------------------
Class Z shares                       $ 135       $   421       $   729     $ 1,601
------------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:

                                    ONE YEAR   THREE YEARS   FIVE YEARS  TEN YEARS
Class A shares                       $ 702       $1,031       $ 1,383     $ 2,373
------------------------------------------------------------------------------------
Class B shares                       $ 236       $  727       $ 1,245     $ 2,410
------------------------------------------------------------------------------------
Class C shares                       $ 236       $  727       $ 1,245     $ 2,666
------------------------------------------------------------------------------------
Class Z shares                       $ 135       $  421       $   729     $ 1,601
------------------------------------------------------------------------------------

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives are HIGH CURRENT INCOME AND LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over time and which will pay the Fund dividends and other income. While we make every effort to achieve our objectives, we can't guarantee success.

In pursuing our objectives, we normally invest at least 80% of the Fund's investable assets (net assets plus any borrowings made for investment purposes) in EQUITY-RELATED SECURITIES OF REAL ESTATE COMPANIES, PRINCIPALLY REITs. This means that we concentrate in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate.

In addition to equity-related securities of REITs, which are our principal investments, we buy other equity- and debt-related securities including common stock, bonds, convertible securities, nonconvertible preferred stock, American Depositary Receipts (ADRs), warrants and other rights that can be exercised to obtain stock, investments in various types of business ventures and similar securities. Convertible securities are securities -- like bonds, corporate notes and preferred stock -- that we can convert into the company's common stock or some other equity security. We buy debt and convertible securities rated "B" or better by a nationally recognized rating service. Lower-rated debt and convertible securities have speculative characteristics.

REAL ESTATE INVESTMENT TRUSTS

We may invest without limit in the securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income -- most of which comes from rents, mortgages and gains on sales of property -- to shareholders.

[SIDENOTE]

RELATIVE VALUATION

WE USE A PROPRIETARY DATABASE THAT ADJUSTS REAL ESTATE STOCKS BASED ON THEIR PORTFOLIOS, BALANCE SHEET, MANAGEMENT AND EARNINGS PROSPECTS. USING THIS DATABASE, WE DERIVE TARGETED VALUATIONS FOR REAL ESTATE SECURITIES. WE THEN SEARCH THROUGH THE UNIVERSE OF REAL ESTATE SECURITIES TO HOLD ONLY THOSE STOCKS THAT WE BELIEVE HAVE THE BEST LONG-TERM GROWTH PROSPECTS. THIS GROUP OF STOCKS CAN CHANGE AS ECONOMIC CONDITIONS CHANGE BOTH NATIONALLY AND REGIONALLY. WE ALSO SELL STOCKS WHEN WE BELIEVE THE SECURITY HAS PRICED IN ALL OF ITS FUTURE EARNINGS GROWTH POTENTIAL RELATIVE TO ITS PEER GROUP.

For more information, see "How the Fund Invests -- Investment Risks" below and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objectives are a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies discussed on page 7, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.


FOREIGN SECURITIES

We may invest up to 30% of the Fund's total assets in securities of foreign real estate companies. For purposes of the 30% limit, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

NON-REAL ESTATE INVESTMENTS

Under normal circumstances, the Fund may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities, U.S. Government securities and money market instruments.




MONEY MARKET INSTRUMENTS

The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to the policy of normally investing at least 80% of the Fund's investable assets in equity-related securities of real estate companies. Money market instruments include the commercial paper of corporations and other companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS

The Fund also may use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve the Fund's assets when the equity markets are unstable.

DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures, options, foreign currency forward contracts and options on futures -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's actual portfolio holdings.


OPTIONS. The Fund may purchase and sell put and call options on stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

For more information about these strategies, see the SAI "Description of the Fund, Its Investments and Risks -- Risk Management and Return Enhancement Strategies."

PORTFOLIO TURNOVER

As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended March 31, 2004 and 2003 were 65% and 92%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.


ADDITIONAL STRATEGIES


The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 33 1/3% of its total assets to secure these borrowings); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is NONDIVERSIFIED, meaning it can invest more than 5% of its total assets in the securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS
(UNLESS OTHERWISE NOTED)                  RISKS                                            POTENTIAL REWARDS
REAL ESTATE INVESTMENT TRUSTS (REITs)     -   Performance depends on the strength of       -   Real estate holdings can generate
Up to 100%                                    real estate markets, REIT management and         strong total returns from rents,
                                              property management which can be                 rising market values, etc.
                                              affected by many factors, including
                                              national and regional economic conditions    -   REITs provide diversification in an
                                                                                               investment portfolio
                                          -   REITs invested primarily in real estate
                                              mortgages may be affected by the quality     -   Greater diversification than direct
                                              of any credit extended and the timing of         ownership of real estate
                                              payment

EQUITY-RELATED SECURITIES OF REAL         -   Declines in the value of real estate         -   Potential for both current income
ESTATE COMPANIES                                                                               and capital appreciation
At least 80% of investable assets; up     -   Real estate securities may underperform
to 100%                                       the general market                           -   Real estate securities may outperform
                                                                                               the general market
                                          -   Risks related to general and local economic
                                              conditions, such as overbuilding, extended
                                              vacancies of properties, changes in zoning
                                              and tax laws, environmental problems, etc.

                                          -   Dependence on management skills

                                          -   Heavily capital intensive

% OF FUND'S TOTAL ASSETS
(UNLESS OTHERWISE NOTED)                  RISKS                                            POTENTIAL REWARDS
EQUITY-RELATED SECURITIES                 -   Individual stocks could lose value           -   Historically, stocks have
Up to 100%                                                                                     outperformed other investments over
                                          -   The equity markets could go down,                the long term
                                              resulting in a decline in value of the
                                              Fund's investments                           -   Generally, economic growth means
                                                                                               higher corporate profits, which lead
                                          -   Companies that normally pay dividends may        to an increase in stock prices, known
                                              not do so if they don't have profits or          as capital appreciation
                                              adequate cash flow
                                                                                           -   May be a source of dividend income
                                          -   Changes in economic or political
                                              conditions, both domestic and
                                              international, may result in a decline in
                                              value of the Fund's investments

FOREIGN SECURITIES                        -   Foreign markets, economies and political     -   Investors can participate in the
Up to 30%; usually less than 10%              systems may not be as stable as in the U.S.      growth of foreign markets and
                                                                                               companies operating in those markets
                                          -   Currency risk -- changing values of foreign
                                              currencies can cause losses                  -   May profit from changing values of
                                                                                               foreign currencies
                                          -   May be less liquid than U.S. stocks and
                                              bonds                                        -   Opportunities for diversification

                                          -   Differences in foreign laws, accounting
                                              standards, public information, custody and
                                              settlement practices result in less
                                              reliable information on foreign investments
                                              and involve more risk

% OF FUND'S TOTAL ASSETS
(UNLESS OTHERWISE NOTED)                  RISKS                                            POTENTIAL REWARDS
FIXED-INCOME OBLIGATIONS                  -   The Fund's holdings, share price, yield      -   Bonds have generally outperformed
Up to 20%                                     and total return may fluctuate in response       money market instruments over the
                                              to bond market movements                         long term with less risk than stocks

                                          -   Credit risk -- the risk that the default of  -   Most bonds will rise in value when
                                              an issuer would leave the Fund with unpaid       interest rates fall
                                              interest or principal. The lower an
                                              instrument's quality, the higher its         -   A source of regular interest income
                                              potential volatility
                                                                                           -   Investment-grade obligations have a
                                          -   Market risk -- the risk that the market          lower risk of default
                                              value of an investment may move up or down,
                                              sometimes rapidly or unpredictably. Market   -   Generally more secure than stocks
                                              risk may affect an industry, a sector or         since companies must pay their debts
                                              the market as a whole                            before paying dividends to
                                                                                               stockholders
                                          -   Interest rate risk -- the risk that the
                                              value of most bonds will fall when interest
                                              rates rise; the longer a bond's maturity
                                              and the lower its credit quality, the more
                                              its value typically falls. It can lead to
                                              price volatility

DERIVATIVES                               -   The value of derivatives (such as futures    -   The Fund could make money and protect
Usually less than 5%                          and options) that are used to hedge a            against losses if the investment
                                              portfolio security is generally determined       analysis proves correct
                                              independently from that security and could
                                              result in a loss to the Fund when the        -   Derivatives that involve leverage
                                              price movement of the derivative does not        could generate substantial gains at
                                              correlate with a change in the value of          low cost
                                              the portfolio security

% OF FUND'S TOTAL ASSETS
(UNLESS OTHERWISE NOTED)                  RISKS                                            POTENTIAL REWARDS
DERIVATIVES (CONT'D)                      -   Derivatives may not have the intended        -   One way to manage the Fund's
                                              effects and may result in losses or missed       risk/return balance is by locking
                                              opportunities                                    in the value of an investment ahead
                                                                                               of time
                                          -   The other party to a derivatives contract
                                              could default                                -   Hedges that correlate well with an
                                                                                               underlying position can reduce or
                                          -   Derivatives can increase share price             eliminate investment income or
                                              volatility and those that involve leverage       capital gains at low cost
                                              could magnify losses

                                          -   Certain types of derivatives involve costs
                                              to the Fund that can reduce returns

ILLIQUID SECURITIES                       -   May be difficult to value precisely          -   May offer a more attractive yield or
Up to 15% of net assets                                                                        potential for growth than more widely
                                          -   May be difficult to sell at the time or          traded securities
                                              price desired

MONEY MARKET INSTRUMENTS                  -   Limits potential for capital appreciation    -   May preserve the Fund's assets
Up to 20% of investable assets under          and achieving our investment objective
normal circumstances; up to 100% on a
temporary basis                           -   Credit risk -- the risk that the default of
                                              an issuer would leave the Fund with unpaid
                                              interest or principal. The lower an
                                              instrument's quality, the higher its
                                              potential volatility

                                          -   Market risk -- the risk that the market
                                              value of an investment may move up or down
                                              rapidly or unpredictably. Market risk may
                                              affect an industry, a sector or the market
                                              as a whole

HOW THE FUND IS MANAGED

BOARD OF TRUSTEES


The Fund's Board of Trustees (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.


MANAGER


PRUDENTIAL INVESTMENTS LLC (PI OR THE MANAGER)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended March 31, 2004, the Fund paid PI management fees of .75 of 1% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI also is responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with investment advisers. Shareholders of the Fund continue to have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements made pursuant to the Order.

INVESTMENT ADVISER


Effective December 12, 2001, Wellington Management Company, LLP
(Wellington Management) began serving as subadviser to the Fund. Wellington Management was founded in 1928 and is one of the largest independent investment management companies in the world. As of March 31, 2004, Wellington Management served as an investment advisor for clients in 40 counties, and managed client assets totaling approximately $416 billion. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. PI has responsibility for all investment advisory services, supervises Wellington Management and pays Wellington Management for its services.

For the fiscal year ended March 31, 2004, PI paid Wellington Management advisory fees of .40% of the Fund's average daily net assets.


PORTFOLIO MANAGER

James P. Hoffmann, Senior Vice President and Global Industry Analyst, is the portfolio manager of the Fund. Prior to joining Wellington Management in 1997, Mr. Hoffman was with Eastdil Realty, Inc. from 1986 to 1991, the Washington State Investment Board from 1992 to 1994, and with Everen Securities from 1995 to 1997. Mr. Hoffmann received his M.S. in Real Estate Appraisal and Investment Analysis from the University of Wisconsin-Madison in 1986.

DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A, Class B and Class C shares are subject to a 12b-1 fee of .30%, 1.00% and 1.00%, respectively.

FUND DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and any realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Fund distributes DIVIDENDS of any net investment income to shareholders -- typically every quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed, whether or not they are reinvested in the Fund.

The Fund also distributes any realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security -- if the Fund holds a security for more than one year before selling it, any gain is treated as LONG-TERM capital gain which is generally taxed at rates of up to 15%, but if the Fund holds the security for one year or less, any gain is treated as SHORT-TERM capital gain which is taxed at ordinary income at rates of up to 35%. Different rates apply to corporate shareholders.

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable to long-term capital gains. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.


For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES


If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES

                      +$   CAPITAL GAIN
       $                   (taxes owed)
   RECEIPTS
   FROM SALE               OR

                      -$   CAPITAL LOSS
                           (offset against gain)

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES


In order to buy shares of the Fund, the following steps need to be taken: STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3:
Understanding the Price You'll Pay; STEP 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT


If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:
   - CLASS A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge.
   - CLASS B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
   - CLASS C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
   - The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
   - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
      For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
   - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.
   - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
   - Class B shares purchased in single amounts greater than $100,000 for equity funds, $100,000 for fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchases of Class B shares exceeding these amounts generally will not be accepted.
   - Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchases of Class C shares above these amounts generally will not be accepted.
   - Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.


SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                               CLASS A           CLASS B             CLASS C           CLASS Z
Minimum purchase amount(1)                 $ 1,000           $ 1,000            $ 2,500                  None
Minimum amount for
  subsequent purchases(1)                  $   100           $   100            $   100                  None

Maximum initial sales charge               5.5% of the       None               None                     None
                                           public
                                           offering price

Contingent Deferred                        1% (3)            If sold during:    1% on sales made         None
 Sales Charge (CDSC)(2)                                      Year 1      5%     within 12 months
                                                             Year 2      4%     of purchase (2)
                                                             Year 3      3%     (18 months for
                                                             Year 4      2%     shares purchased
                                                             Years 5/6   1%     prior to February 2,
                                                             Year 7      0%     2004)

Annual distribution and Service (12b-1)    .30 of 1%         1%                 1%                       None
  fees shown as a percentage of            (.25 of 1%
  average daily net assets(4)              currently)



(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services -- Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."

(3) Investors who purchase $1 million or more of Class A shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, but are not subject to an initial sales charge.

(4) These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending March 31, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                            SALES CHARGE AS % OF   SALES CHARGE AS % OF     DEALER
AMOUNT OF PURCHASE             OFFERING PRICE         AMOUNT INVESTED     REALLOWANCE
Less than $25,000                   5.50%                 5.82%             5.00%
$25,000 to $49,999                  5.00                  5.26              4.50
$50,000 to $99,999                  4.50                  4.71              4.00
$100,000 to $249,999                3.75                  3.90              3.25
$250,000 to $499,999                2.75                  2.83              2.50
$500,000 to $999,999                2.00                  2.04              1.75
$1 million to $4,999,999*           None                  None              1.00**


* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase.


** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer reallowance is 0.25%.


To satisfy the purchase amounts above, you can:
   -  Invest with an eligible group of related investors;

   - Buy the Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time;
   - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have acquired through the exchange privilege, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or
   - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

   - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
   - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

   - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

   - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


   - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

   - Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund), and

   -  Prudential, with an investment of $10 million or more.

   - Class Z shares also can be purchased by certain qualified state tuition programs (529 plans).


PAYMENT TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board that oversees the Fund's operations. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. In the case of foreign securities, this use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to

[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE
VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's future contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, in the case of foreign securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for foreign securities are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV. Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?


For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day.

In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings institution or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


   - Amounts representing shares you purchased with reinvested dividends and distributions,


   - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004), and

   - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004)).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

   - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

   - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

   -  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares --Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for such exchanges. However, if you exchange -- and then sell -- Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase (18 months for Class C shares purchased prior to February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision will be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply, please see the section titled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. The Fund must receive requests for expedited redemption prior to 4:00 p.m. New York time to receive a redemption amount based on the day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five fiscal years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. The information is for each share class for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this Prospectus.

CLASS A SHARES


The financial highlights for the fiscal year ended March 31, 2004 have been derived from the Fund's financial statements included in the Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is unqualified and is included in the annual report. The periods presented through March 31, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS A SHARES (fiscal years ended 3-31)


PER SHARE OPERATING PERFORMANCE                          2004          2003          2002          2001          2000
Net asset value, beginning of year                   $   9.84      $   9.97      $   8.71      $   7.79      $   7.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.16          0.29(c)       0.31(c)       0.28(c)       0.15(c)
Net realized and unrealized gain
  (loss) on investment transactions                      5.93         (0.08)         1.30          0.82          0.42
Total from investment operations                         6.09          0.21          1.61          1.10          0.57
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.22)        (0.34)        (0.35)        (0.18)        (0.21)
Distributions in excess of net
  investment income                                        --            --            --            --            --(b)
Tax return of capital distributions                        --            --            --            --         (0.03)
Total distributions                                     (0.22)        (0.34)        (0.35)        (0.18)        (0.24)
Net asset value, end of year                         $  15.71      $   9.84      $   9.97      $   8.71      $   7.79
Total return(a)                                         62.79%         2.27%        19.00%        14.28%         7.74%

RATIOS/SUPPLEMENTAL DATA                                 2004          2003          2002          2001          2000
Net asset value, end of year (000)                   $ 25,954      $ 11,073      $ 11,225      $ 15,103      $ 16,545
Average net assets (000)                               15,886      $ 11,248      $ 12,433      $ 16,271      $ 19,631
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees(d)                                1.58%         1.79%         1.93%         1.87%         1.70%
Expenses, excluding distribution and
  service (12b-1) fees                                   1.33%         1.54%         1.68%         1.62%         1.45%
Net investment income                                    1.53%         2.97%         3.43%         3.27%         1.93%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                    65%           92%          110%           62%           54%



(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b)  Less than $.005 per share.
(c)  Based on average shares outstanding during the year.
(d) For the fiscal period ending March 31, 2005 the Distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES


The financial highlights for the fiscal year ended March 31, 2004 have been derived from the Fund's financial statements included in the Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is unqualified and is included in the annual report. The periods presented through March 31, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS B SHARES (fiscal years ended 3-31)


PER SHARE OPERATING PERFORMANCE                          2004          2003          2002          2001          2000
Net asset value, beginning of year                   $   9.82      $   9.95      $   8.69      $   7.78      $   7.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.12          0.22(c)       0.24(c)       0.21(c)       0.09(c)
Net realized and unrealized gain
  (loss) on investment transactions                      5.86         (0.08)         1.30          0.82          0.42
Total from investment operations                         5.98          0.14          1.54          1.03          0.51
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.15)        (0.27)        (0.28)        (0.12)        (0.15)
Distributions in excess of net
  investment income                                        --            --            --            --            --(b)
Tax return of capital distributions                        --            --            --            --         (0.03)
Total distributions                                     (0.15)        (0.27)        (0.28)        (0.12)        (0.18)
Net asset value, end of year                         $  15.65      $   9.82      $   9.95      $   8.69      $   7.78
Total return(a)                                         61.62%         1.47%        18.14%        13.35%         6.96%

RATIOS/SUPPLEMENTAL DATA                                 2004          2003          2002          2001          2000
Net asset value, end of year (000)                   $ 35,961      $ 25,072      $ 28,357      $ 28,118      $ 33,616
Average net assets (000)                             $ 30,195      $ 26,955      $ 27,939      $ 30,747      $ 47,271
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                   2.33%         2.54%         2.68%         2.62%         2.45%
Expenses, excluding distribution and
  service (12b-1) fees                                   1.33%         1.54%         1.68%         1.62%         1.45%
Net investment income                                     .97%         2.20%         2.67%         2.49%         1.16%



(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b)  Less than $.005 per share.
(c)  Based on average shares outstanding during the year.

CLASS C SHARES


The financial highlights for the fiscal year ended March 31, 2004 have been derived from the Fund's financial statements included in the Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is unqualified and is included in the annual report. The periods presented through March 31, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS C SHARES (fiscal years ended 3-31)


PER SHARE OPERATING PERFORMANCE                          2004          2003          2002          2001          2000
Net asset value, beginning of year                   $   9.82      $   9.95      $   8.69      $   7.78      $   7.45
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income                                    0.12          0.22(c)       0.25(c)       0.21(c)       0.09(c)
Net realized and unrealized gain
  (loss) on investment transactions                      5.86         (0.08)         1.29          0.82          0.42
Total from investment operations                         5.98          0.14          1.54          1.03          0.51
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.15)        (0.27)        (0.28)        (0.12)        (0.15)
Distributions in excess of net
  investment income                                        --            --            --            --            --(b)
Tax return of capital distributions                        --            --            --            --         (0.03)
Total distributions                                     (0.15)        (0.27)        (0.28)        (0.12)        (0.18)
Net asset value, end of year                         $  15.65      $   9.82      $   9.95      $   8.69      $   7.78
Total return(a)                                         61.62%         1.47%        18.14%        13.35%         6.96%

RATIOS/SUPPLEMENTAL DATA                                 2004          2003          2002          2001          2000
Net assets, end of year (000)                        $  6,852      $  3,642      $  4,117      $  4,750      $  5,162
Average net assets (000)                             $  4,734      $  3,891      $  4,390      $  5,096      $  8,215
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                   2.33%         2.54%         2.68%         2.62%         2.45%
Expenses, excluding distribution and
  service (12b-1) fees                                   1.33%         1.54%         1.68%         1.62%         1.45%
Net investment income                                     .87%         2.24%         2.72%         2.52%         1.12%



(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b)  Less than $.005 per share.
(c)  Based on average shares outstanding during the year.

CLASS Z SHARES


The financial highlights for the fiscal year ended March 31, 2004 have been derived from the Fund's financial statements included in the Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is unqualified and is included in the annual report. The periods presented through March 31, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS Z SHARES (fiscal years ended 3-31)


PER SHARE OPERATING PERFORMANCE                          2004          2003          2002          2001          2000
Net asset value, beginning of year                   $   9.85      $   9.98      $   8.72      $   7.80      $   7.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.18          0.31(c)       0.33(c)       0.29(c)       0.18(c)
Net realized and unrealized gain
  (loss) on investment transactions                      5.96         (0.07)         1.30          0.83          0.41
Total from investment operations                         6.14          0.24          1.63          1.12          0.59
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.24)        (0.37)        (0.37)        (0.20)        (0.23)
Distributions in excess of net
  investment income                                        --            --            --            --            --(b)
Tax return of capital distributions                        --            --            --            --         (0.03)
Total distributions                                     (0.24)        (0.37)        (0.37)        (0.20)        (0.26)
Net asset value, end of year                         $  15.75      $   9.85      $   9.98      $   8.72      $   7.80
Total return(a)                                         63.21%         2.52%        19.29%        14.54%         8.02%

RATIOS/SUPPLEMENTAL DATA                                 2004          2003          2002          2001          2000
Net assets, end of year (000)                        $  7,506      $  1,884      $  1,179      $  1,045      $  1,746
Average net assets (000)                                3,648      $  1,722      $    988      $  1,376      $  1,482
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                   1.33%         1.54%         1.68%         1.62%         1.45%
Expenses, excluding distribution and
  service (12b-1) fees                                   1.33%         1.54%         1.68%         1.62%         1.45%
Net investment income                                    1.52%         3.17%         3.70%         3.43%         2.32%



(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b)  Less than $.005 per share.
(c)  Based on average shares outstanding during the year.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

- MAIL
  Prudential Mutual Fund Services LLC
  PO Box 8098
  Philadelphia, PA 19101

- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (from outside the U.S.)

- WEBSITE
  www.strategicpartners.com

- Outside Brokers should contact:
  Prudential Investment Management Services LLC
  PO Box 8310
  Philadelphia, PA 19101

- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- ELECTRONIC REQUEST
  publicinfo@sec.gov
  Note: The SEC charges a fee to copy documents

- IN PERSON
  Public Reference Room in Washington, DC
  For hours of operation, call (202) 942-8090

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)


- SEMIANNUAL REPORT

Strategic Partners Real Estate Securities Fund



SHARE CLASS        A           B           C           Z
NASDAQ             PURAX       PURBX       --          --
CUSIP              86276L109   86276L208   86276L307   86276L406


MF182A                                 Investment Company Act File No. 811-08565

                 STRATEGIC PARTNERS REAL ESTATE SECURITIES FUND


                       Statement of Additional Information

                                  May 28, 2004

     Strategic Partners Real Estate Securities Fund (the Fund) is a non-diversified, open-end, management investment company. The investment objectives of the Fund are high current income and long-term growth of capital. The Fund seeks to achieve these objectives by investing primarily in equity-related securities of real estate companies. There can be no assurance that the Fund's investment objectives will be achieved. See "Description of the Fund, Its Investments and Risks." On June 30, 2003, the name of the Fund was changed from Prudential Real Estate Securities Fund to Strategic Partners Real Estate Securities Fund.


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 28, 2004 (the Prospectus), a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

     The Fund's audited financial statements for the fiscal year ended March 31, 2004 are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-08565). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
Fund History                                                           B-2
Description of the Fund, Its Investments and Risks                     B-2
Investment Restrictions                                                B-17
Management of the Fund                                                 B-18
Control Persons and Principal Holders of Securities                    B-24
Investment Advisory and Other Services                                 B-24
Brokerage Allocation and Other Practices                               B-29
Capital Shares, Other Securities and Organization                      B-31
Purchase, Redemption and Pricing of Fund Shares                        B-31
Shareholder Investment Account                                         B-39
Net Asset Value                                                        B-43
Taxes, Dividends and Distributions                                     B-44
Financial Statements                                                   B-47
Appendix I--General Investment Information                             I-1
Appendix II--Proxy Voting Policies of the Subadviser                   II-1


     MF182B

                                  FUND HISTORY


     The Fund was established as a Delaware business trust on October 24, 1997. On June 30, 2003, the name of the Fund was changed from Prudential Real Estate Securities Fund to Strategic Partners Real Estate Securities Fund.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     CLASSIFICATION. The Fund is a non-diversified, open-end, management investment company. Because the Fund is a "non-diversified" investment company, it may invest more than 5% of its total assets in the securities of any one issuer. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because losses resulting from an investment in a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.


     INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objectives of the Fund are high current income and long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 80% of its investable assets) in equity-related securities of real estate companies, principally real estate investment trusts (REITs). The Fund's principal investment policies and strategies for seeking to achieve the Fund's objectives are described in the Fund's Prospectus and further described below. The Fund may from time to time also use the securities, instruments, policies and non-principal strategies that are further described below in seeking to achieve its objectives. The Fund may not succeed in achieving its objectives and you could lose money.


REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. Unlike a corporation, a REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     The Fund may concentrate its investments in the following types of Equity REITs which are found in the Wilshire REIT Index: office industrial, hotel, mixed use and miscellaneous, shopping center, apartment, self storage, regional mall, health care, manufactured home, multi-family, factory outlet and industrial.

RISKS OF INVESTMENT IN REAL ESTATE SECURITIES

     The Fund will not invest in real estate directly, but only in securities issued by real estate companies. The Fund nevertheless may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skills, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning and tax laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates. The Fund is not appropriate for investors requiring conservation of capital.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and may not be diversified. Equity and Mortgage REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the 1940 Act). The above factors also may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a borrower or lessee defaults, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     The Fund is prohibited under the 1940 Act from engaging in certain transactions with affiliated entities, including Prudential Financial, Inc. (Prudential). Because Prudential is a major real estate investor, these prohibitions may limit the Fund's ability to invest in otherwise attractive real estate opportunities, thereby putting the Fund at a disadvantage as compared to other investors that are not subject to the same limitations.

EQUITY-RELATED SECURITIES

     In addition to Equity, Mortgage and Hybrid REITs, equity-related securities include common stocks as well as preferred stocks; securities convertible or exchangeable for common stocks or preferred stocks; equity investments in partnerships, joint ventures and other forms of non-corporate investments; American Depositary Receipts (ADRs); and warrants and rights exercisable for equity securities. For purposes of the Fund's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or that has at least 50% of its assets in such real estate.


     AMERICAN DEPOSITARY RECEIPTS (ADRs) AND AMERICAN DEPOSITARY SHARES (ADSs). ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.


     WARRANTS AND RIGHTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.


     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such issuing agencies are subject to the risk of default like a private issuer and the Fund may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.


     Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

     SPECIAL CONSIDERATIONS. U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

FOREIGN SECURITIES

     The Fund is permitted to invest up to 30% of its total assets in securities of foreign real estate companies. ADRs and ADSs are excluded from this 30% limitation.

     Investing in securities of foreign issuers involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

     There may be less publicly available information about foreign issuers compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange (NYSE) and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies.

     In addition, if the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities that are held by the Fund; and protecting the U.S. dollar value of such securities that are held by the Fund.

     Under the Internal Revenue Code, changes in an exchange rate that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

     Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities also may include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return but not for speculation. These strategies currently include the use of options on stock indexes and futures contracts and options on indexes. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and policies.

OPTIONS ON SECURITIES INDEXES

     The Fund may purchase and write (that is, sell) put and call options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to enhance return or to hedge the Fund's portfolio. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the position subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the position subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

     The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying securities that comprise the index or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

     An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDEXES

     The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDEXES

     Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts."

     Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

     Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS

     As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on stock indexes and foreign currencies. The Fund may also purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indexes and foreign currencies.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (that is, a brokerage firm) that is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marked-to-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

     Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When the Fund enters into a futures contract, it is initially required to segregate with its Custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2% to 3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to segregate subsequent deposits at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked-to-market."

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

     The Fund also will enter into options on futures contracts for certain BONA FIDE hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

     The Fund may only write (that is, sell) covered put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency that is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets that can be segregated.

     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON

     The Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon. Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, that is, "marked-to-market."

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

     The Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

     Exchanges on which options, futures contracts and options on futures contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. Under normal circumstances, the Fund may not enter into forward contracts whose value exceeds 20% of the Fund's total assets. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of the securities being hedged.

     The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian or subcustodian will segregate cash or other liquid assets (less the value of the covering positions, if any) in an amount equal to the value of the

Fund's total assets committed to the consummation of such forward contracts. If the value of the segregated assets declines, additional cash or other liquid assets will be segregated so that the value will, at all times, equal the amount of the Fund's net commitment with respect to such contract. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND OPTIONS THEREON

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

LIMITATIONS ON THE PURCHASE AND SALE OF OPTIONS ON STOCK INDEXES AND FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund will engage in transactions in futures contracts and options thereon only for BONA FIDE hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     The Fund will write put options on stock indexes and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for BONA FIDE hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash and other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be segregated with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged. The Fund does not intend to purchase options on securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

     Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

     The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return. As an alternative to BONA FIDE hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (1) cash or other liquid assets segregated for this purpose, (2) cash proceeds on existing investments due within thirty days and (3) accrued profits on the particular futures contract or option thereon.

     In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions.

POSITION LIMITS

     Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options that the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements pursuant to which the seller of the security agrees to repurchase that security from the Fund at a mutually agreed upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund may liquidate the collateral.

     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

     The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

SHORT SELLING

     The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will (1) segregate with the Fund's custodian cash or other liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (2) otherwise cover its short position. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together:
(1) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (2) allocated to segregated accounts in connection with short sales.

     In a short sale "against-the-box," the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales. The Fund does not currently intend to engage in short sale transactions.


SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies. In addition, the Fund may purchase shares of affiliated investment companies. Generally the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

SEGREGATED ASSETS

     The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase. These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

     The Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the 80% policy.

PORTFOLIO TURNOVER


     As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended March 31, 2004 and 2003 were 65% and 92%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means with respect to the Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     The Fund may not:

     1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     3. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     4. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to real estate securities, including real estate investment trusts (REITs). The Fund will concentrate its investments (i.e., will invest at least 25% of its total assets under normal circumstances) in real estate securities, including REITs.

     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objectives.

     For purposes of Investment Restriction 4, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, the Fund has the following additional investment restrictions.

     The Fund may not:

     1.  Make investments for the purpose of exercising control or management.

     2. Invest in securities of other investment companies, except as permitted under the 1940 Act, and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Commission. (Currently, under the 1940 Act, a Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies. However, the Fund has obtained an exemptive order of the Commission that allows it to invest up to 25% of its assets in shares of an affiliated mutual fund.)


     The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its investable assets in equity-related securities of real estate companies.


                             MANAGEMENT OF THE FUND


     Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Trustees". Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees". "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).


                              INDEPENDENT TRUSTEES


                                                     TERM OF
                                                  OFFICE*** AND
                                     POSITION       LENGTH OF
                                     WITH THE         TIME                              PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE                FUND          SERVED                            DURING PAST FIVE YEARS
----------------------               --------     -------------                        ----------------------
David E. A. Carson (69)          Trustee         Since 2003        Director (January 2000-May 2000), Chairman (January
                                                                   1999-December 1999), Chairman and Chief Executive Officer
                                                                   (January 1998-December 1998) and President, Chairman and Chief
                                                                   Executive Officer of People's Bank (1983-1997).

Robert E. La Blanc (70)          Trustee         Since 2001        President (since 1981) of Robert E. La Blanc Associates, Inc.
                                                                   (telecommunications); formerly General Partner at Salomon
                                                                   Brothers and Vice-Chairman of Continental Telecom; Trustee of
                                                                   Manhattan College.

Douglas H. McCorkindale (64)     Trustee         Since 2003        Chairman (since February 2001), Chief Executive Officer (since
                                                                   June 2000) and President (since September 1997) of Gannett Co.
                                                                   Inc. (publishing and media), formerly Vice Chairman (March
                                                                   1984-May 2000) of Gannett Co., Inc.

Richard A. Redeker (60)          Trustee         Since 2003        Management Consultant; Director of Invesmart, Inc. (since
                                                                   2001) and Director of Penn Tank Lines, Inc. (since 1999).

                                        NUMBER OF
                                      PORTFOLIOS IN
                                      FUND COMPLEX                              OTHER DIRECTORSHIPS
                                       OVERSEEN BY                                  HELD BY THE
NAME, ADDRESS** AND AGE                  TRUSTEE                                    TRUSTEE****
----------------------                -------------                             -------------------
David E. A. Carson (69)                    89        Director of United Illuminating and UIL Holdings (Utility company), since
                                                     1993.

Robert E. La Blanc (70)                    97        Director of Storage Technology Corporation (since 1979) (technology),
                                                     Chartered Semiconductor Manufacturing, Ltd. (since 1998) Titan
                                                     Corporation (electronics, since 1995), Computer Associates International,
                                                     Inc. (since 2002) (software company), Fibernet Telecom Group, Inc. (since
                                                     2003) (telecom company); Director (since April 1999) of The High Yield
                                                     Plus Fund, Inc.

Douglas H. McCorkindale (64)               90        Director of Gannett Co., Inc., Director of Continental Airlines Inc.,
                                                     (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of High Yield Plus Fund, Inc. (since
                                                     1996).

Richard A. Redeker (60)                    91                                           --

                                                     TERM OF
                                                  OFFICE*** AND
                                     POSITION       LENGTH OF
                                     WITH THE         TIME                              PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE                FUND          SERVED                            DURING PAST FIVE YEARS
----------------------               --------     -------------                        ----------------------
Robin B. Smith (64)              Trustee         Since 1997        Chairman of the Board (since January 2003) of Publishers
                                                                   Clearing House (direct marketing), formerly Chairman and Chief
                                                                   Executive Officer (August 1996-January 2003) of Publishers
                                                                   Clearing House.

Stephen Stoneburn (60)           Trustee         Since 2001        President and Chief Executive Officer (since June 1996) of
                                                                   Quadrant Media Corp. (a publishing company); formerly
                                                                   President (June 1995-June 1996) of Argus Integrated Media,
                                                                   Inc.; Senior Vice President and Managing Director (January
                                                                   1993-1995) of Cowles Business Media and Senior Vice President
                                                                   of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (65)           Trustee         Since 1997        President (since 1983) of National Exchange Inc. (new business development firm).

                                        NUMBER OF
                                      PORTFOLIOS IN
                                      FUND COMPLEX                              OTHER DIRECTORSHIPS
                                       OVERSEEN BY                                  HELD BY THE
NAME, ADDRESS** AND AGE                  TRUSTEE                                    TRUSTEE****
----------------------                -------------                             -------------------
Robin B. Smith (64)                        96        Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60)                     94                                           --

Clay T. Whitehead (65)                     93        Director (since 2000) of The High Yield Plus Fund, Inc.



                               INTERESTED TRUSTEES



                                                     TERM OF
                                                  OFFICE*** AND
                                     POSITION       LENGTH OF
                                     WITH THE         TIME                              PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE                FUND          SERVED                            DURING PAST FIVE YEARS
----------------------               --------     -------------                        ----------------------
Robert F. Gunia (57)*            Trustee and     Since 1997        Chief Administrative Officer (since June 1999) of PI;
                                 Vice President                    Executive Vice President and Treasurer (since January 1996) of
                                                                   PI; President (since April 1999) of Prudential Investment
                                                                   Management Services LLC (PIMS); Corporate Vice President
                                                                   (since September 1997) of The Prudential Insurance Company of
                                                                   America; Director, Executive Vice President and Chief
                                                                   Administrative Officer (since May 2003) of American Skandia
                                                                   Investment Services, Inc., American Skandia Advisory Services,
                                                                   Inc., and American Skandia Fund Services, Inc.; Executive Vice
                                                                   President (since March 1999) and Treasurer (since May 2000) of
                                                                   Prudential Mutual Fund Services LLC; formerly Senior Vice
                                                                   President (March 1987-May 1999) of Prudential Securities.

                                        NUMBER OF
                                      PORTFOLIOS IN
                                      FUND COMPLEX                              OTHER DIRECTORSHIPS
                                       OVERSEEN BY                                  HELD BY THE
NAME, ADDRESS** AND AGE                  TRUSTEE                                    TRUSTEE****
----------------------                -------------                             -------------------
Robert F. Gunia (57)*                      178       Vice President and Director (since May 1989) and Treasurer (since 1999)
                                                     of The Asia Pacific Fund, Inc.

                                                     TERM OF
                                                  OFFICE*** AND
                                     POSITION       LENGTH OF
                                     WITH THE         TIME                              PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE                FUND          SERVED                            DURING PAST FIVE YEARS
----------------------               --------     -------------                        ----------------------
Judy A. Rice (56)*               Trustee and     Since 2000        President, Chief Executive Officer, Chief Operating Officer
                                 President                         and Officer- In-Charge (since 2003) of PI; Director,
                                                 Since 2003        Officer-in-Charge, President, Chief Executive Officer and
                                                                   Chief Operating Officer (since May 2003) of American Skandia
                                                                   Advisory Services, Inc. and American Skandia Investment
                                                                   Services, Inc.; Director, Officer-in-Charge, President, Chief
                                                                   Executive Officer (since May 2003) of American Skandia Fund
                                                                   Services, Inc.; Vice President (since February 1999) of
                                                                   Prudential Investment Management Services LLC; President,
                                                                   Chief Executive Officer and Officer-in-Charge (since April
                                                                   2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential
                                                                   Securities; and various positions to Managing Director
                                                                   (1975-1992) of Salomon Smith Barney; Member of Board of
                                                                   Governers of the Money Management Institute.

                                        NUMBER OF
                                      PORTFOLIOS IN
                                      FUND COMPLEX                              OTHER DIRECTORSHIPS
                                       OVERSEEN BY                                  HELD BY THE
NAME, ADDRESS** AND AGE                  TRUSTEE                                    TRUSTEE****
----------------------                -------------                             -------------------
Judy A. Rice (56)*                         94                                           --


     Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

                                    OFFICERS


                                             TERM OF
                                          OFFICE*** AND
                                            LENGTH OF
                               POSITION       TIME                              PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE        WITH FUND     SERVED                             DURING PAST FIVE YEARS
----------------------         ---------  --------------                        ----------------------
Marguerite E. H. Morrison    Chief Legal   Since 2003     Vice President and Chief Legal Officer-Mutual Funds and Unit Investment
(48)                         Officer and                  Trusts (since August 2000) of Prudential; Senior Vice President and
                             Assistant     Since 2002     Secretary (since April 2003) of PI; Senior Vice President and Secretary
                             Secretary                    (since May 2003) of American Skandia Investment Services, Inc.,
                                                          American Skandia Advisory Services, Inc. and American Skandia Fund
                                                          Services, Inc.; Vice President and Assistant Secretary of PIMS (since
                                                          October 2001), previously Senior Vice President and Assistant Secretary
                                                          (February 2001-April 2003) of PI and Vice President and Associate
                                                          General Counsel (December 1996-February 2001) of PI.

Grace C. Torres (44)         Treasurer     Since 1997     Senior Vice President (since January 2000) of PI; Senior Vice President
                             and                          and Assistant Treasurer (since May 2003) of American Skandia Investment
                             Principal                    Services, Inc. and American Skandia Advisory Services Inc.; formerly
                             Financial                    First Vice President (December 1996-January 2000) of PI and First Vice
                             and                          President (March 1993-1999) of Prudential Securities.
                             Accounting
                             Officer

Jonathan D. Shain (45)       Secretary     Since 2001     Vice President and Corporate Counsel (since August 1998) of Prudential;
                                                          Vice President and Assistant Secretary (since May 2003) of American
                                                          Skandia Investment Services, Inc. and American Skandia Fund Services,
                                                          Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Lee D. Augsburger (44)       Chief         Since 2004     Vice President and Chief Compliance Officer (since May 2003) of PI;
                             Compliance                   Vice President and Chief Compliance Officer (since October 2000) of
                             Officer                      Prudential Investment Managment, Inc.; formerly Vice President and
                                                          Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential;
                                                          Vice President and Corporate Counsel (November 1997-August 1999 of
                                                          Prudential.

                                             TERM OF
                                          OFFICE*** AND
                                            LENGTH OF
                               POSITION       TIME                              PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE        WITH FUND     SERVED                             DURING PAST FIVE YEARS
----------------------         ---------  --------------                        ----------------------
Maryanne Ryan (39)           Anti-Money    Since 2002     Vice President, Prudential (since November 1998), First Vice President,
                             Laundering                   Prudential Securities (March 1997-May 1998); Anti-Money Laundering
                             Compliance                   Officer (since May 2003) of American Skandia Investment Services, Inc.,
                             Officer                      American Skandia Advisory Services, Inc. and American Skandia
                                                          Marketing, Inc.


----------

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

* "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Wellington Management Company, LLP or Wellington Management) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**   Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


     The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Trustees also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees may contract for advisory and management services for the Trust or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

     Trustees and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees of the Fund.

                            STANDING BOARD COMMITTEES


     The Board has established three standing committees in connection with the governance of the Fund Audit, Nominating and Valuation.

     The Audit Committee consists of Messrs. Carson, Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's accounting processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with auditing standards generally accepted in the United States of America. The Audit Committee met seven times during the fiscal year ended March 31, 2004.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board committees. The Nominating Committee reviews each Trustee's investment in the Fund, matters relating to Trustee compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended March 31, 2004.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee met five times during the fiscal year ended March 31, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing committees of the Fund, the Board has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden and Strategic Partners mutual funds complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Trustees. The following Independent Trustees serve on the Executive Committee: Mr. La Blanc and Ms. Smith. Independent directors or independent trustees from other funds in the JennisonDryden and Strategic Partners mutual funds complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the independent directors/trustees and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the independent directors/trustees.

     The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose boards the Trustees may be asked to serve.

     Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Trustees' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Trustees.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended March 31, 2004 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                               COMPENSATION TABLE


                                                                         TOTAL 2003
                                                                     COMPENSATION FROM
                                                   FISCAL YEAR         FUNDS AND FUND
                                                    AGGREGATE             COMPLEX
                                                  COMPENSATION             PAID TO
NAME AND POSITION                                   FROM FUND       INDEPENDENT TRUSTEES
-----------------                                 ------------      --------------------
David E.A. Carson(1)                                $     984       $    89,500 (37/90)*
Delayne Dedrick Gold(2)                             $     301       $   216,300 (8/85)*
Robert E. La Blanc                                  $   1,287       $   195,800 (42/98)*
Douglas H. McCorkindale(1), (3)                     $     981       $   159,800 (38/91)*
Stephen P. Munn(1)                                  $     552       $   166,300 (42/98)*
Richard A. Redeker(1)                               $     984       $   169,800 (38/92)*
Robin B. Smith(3)                                   $     956       $   173,500 (41/97)*
Stephen Stoneburn                                   $     959       $   181,300 (40/95)*
Nancy H. Teeters(2)                                 $   1,275       $   140,000 (37/90)*
Clay T. Whitehead                                   $     331       $   223,300 (41/96)*


----------

* Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.

(1) Messrs. Carson, McCorkindale, Munn and Redeker were elected as Trustees at a meeting on July 17, 2003. Mr. Munn resigned as Trustee effective November 30, 2003.

(2) Effective July 1, 2003, Ms. Gold resigned as Trustee and effective April 23, 2003, Ms. Teeters became a Trustee Emeritus.

(3) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of this Trustee, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2003, the total amount of deferred compensation for the year amounted to $274,573 and $388,622 for Mr. McCorkindale and Ms. Smith, respectively.

     Trustees and Officers who are interested do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation table.


     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2003.


                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES


                                                                              AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                                 ALL REGISTERED
                                                                              INVESTMENT COMPANIES
                                                  DOLLAR RANGE OF EQUITY     OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                                   SECURITIES IN THE FUND          FUND COMPLEX
---------------                                   ----------------------     -----------------------
David E.A. Carson                                           --                   $10,001-$50,000
Robert E. LaBlanc                                     $10,001-$50,000             Over $100,000
Douglas H. McCorkindale                                     --                    Over $100,000
Richard A. Redeker                                          --                    Over $100,000
Robin B. Smith                                       $50,001-$100,000             Over $100,000
Stephen Stoneburn                                           --                    Over $100,000
Clay T. Whitehead                                           --                    Over $100,000



                               INTERESTED TRUSTEES



                                                                              AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED
                                                                              INVESTMENT COMPANIES
                                                   DOLLAR RANGE OF EQUITY    OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                                   SECURITIES IN THE SERIES         FUND COMPLEX
---------------                                   ------------------------   -----------------------
Robert F. Gunia                                              --                   Over $100,000
Judy A. Rice                                                 --                   Over $100,000



     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Trustee, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2003.



                                               NAME OF
                                              OWNERS AND
                                             RELATIONSHIPS           TITLE OF   VALUE OF   PERCENT OF
NAME OF TRUSTEE                               TO TRUSTEE    COMPANY   CLASS    SECURITIES    CLASS
---------------                              -------------  -------  --------  ----------  ----------
David E.A. Carson                                 --          --        --         --         --
Robert E. La Blanc                                --          --        --         --         --
Douglas H. McCorkindale                           --          --        --         --         --
Richard A. Redeker                                --          --        --         --         --
Robin B. Smith                                    --          --        --         --         --
Stephen Stoneburn                                 --          --        --         --         --
Clay T. Whitehead                                 --          --        --         --         --

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of May 14, 2004, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund, with the exception of Ms. Smith, who owned approximately 2.8% of the outstanding Class Z shares.

     As of May 14, 2004, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any one class of the Fund were:



NAME                                        ADDRESS            CLASS      NO. SHARES/%
----                                        -------            -----     --------------
Pershing LLC                        P.O. Box 2052                A       108,714/12.62%
                                    Jersey City, NJ 07303
Merrill Lynch, Pierce, Fenner &
   Smith
For The Sole Benefit of its CU      4800 Deer Lake Drive East    C         62,028/6.64%
                                    Jacksonville, FL 32246



     As of May 14, 2004, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of the following:



                  CLASS                     NO. SHARES/%
                  -----                   ----------------
                    A                               /   %
                    B                               /   %
                    C                               /   %
                    Z                               /   %


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


     The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

     PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager serves as the transfer agent and dividend-disbursing agent for the JennisonDryden or Strategic
Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund.

     PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of any subadvisers and make recommendations to the Board of Trustees with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

     (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Trustees;

     (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

     (3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and such Subadviser.

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Trustees, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.

     The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


     For the fiscal years ended March 31, 2004, 2003 and 2002, PI received management fees of $408,473, $328,621 and $343,125, respectively.

     PI has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management or the Subadviser). The Subadvisory Agreement provides that Wellington Management furnish investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Wellington Management's performance of such services. Wellington Management is paid by PI at an annual rate of .40 of 1% of the Fund's average daily net assets up to and including $50 million and .35 of 1% of the Fund's average daily net assets over $50 million. For the fiscal years ended March 31, 2004, 2003 and 2002, Wellington Management received $215,621, $175,265 and $52,089 from PI, respectively.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or Wellington upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Trustees at least annually in accordance with the requirements of the 1940 Act.

(b) MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Board of Trustees, including all of the Independent Trustees on May 29, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund.


     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending March 31, 2005 and contractually limited its distribution-related fees for the fiscal year ended March 31, 2004 to .25 of 1% of the average daily net assets of the Class A shares.

     For the fiscal year ended March 31, 2004, the Distributor received payments of $39,714 under the Class A Plan and spent approximately $33,500 in distributing Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended March 31, 2004, the Distributor also received approximately $74,800 in initial sales charges in connection with the sale of Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each applicable class of shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge for shares purchased prior to February 2, 2004.

     CLASS B PLAN. For the fiscal year ended March 31, 2004, the Distributor received $301,955 from the Fund under the Class B Plan and spent approximately $168,700 in distributing the Class B shares. It is estimated that of the latter amount, approximately 1.6% ($2,700) was spent on printing and mailing of prospectuses to other than current shareholders; 14.0% ($23,700) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 89.4% ($142,309) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (5.03% or $84,800) and (2) an allocation on account of overhead and other branch office distribution-related expenses (34.1% or $57,500). The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating Wachovia Securities' and Pruco's Securities, LLC (Pruco) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (4) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended March 31, 2004, the Distributor received approximately $53,300 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended March 31, 2004, the Distributor received $47,341 from the Fund under the Class C Plan and spent approximately $52,800 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.8% ($400) was spent on printing and mailing of prospectuses to other than current shareholders; 8.9% ($4,700) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 90.3% ($40,700) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (77.0% or $40,700) and (2) an allocation on account of overhead and other branch office distribution-related expenses (13.3% or $7,000).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares and, prior to February 2, 2004, received an initial sales charge. For the fiscal year ended March 31, 2004, the Distributor received approximately $1,900 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended March 31, 2004, the Distributor also received approximately $4,600 in initial sales charges in connection with the sale of Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the National Association of Securities Dealers, Inc.
(NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $12.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as the Fund's independent auditors, and in that capacity audits the annual financial statements of the Fund.

CODES OF ETHICS

     The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

     The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

     A copy of the proxy voting policies of the Subadviser is set forth in Appendix II of this SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the subadviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer; however, certain "riskless principal" transactions in the over-the-counter market may be effected with a stated commission. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Wachovia Securities or any affiliate in any transaction in which Wachovia Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with Wachovia Securities if execution involves Wachovia Securities acting as principal with respect to any part of the Fund's order.


     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction;

the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identity those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.


     The allocation or orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Wachovia Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Wachovia Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Wachovia Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Wachovia Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of non-interested Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Wachovia Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934 (as amended), Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

     The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Wachovia Securities and any affiliated brokers, for the three fiscal years ended March 31, 2004, 2003 and 2002.



                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED
ITEM                                                           MARCH 31, 2004   MARCH 31, 2003   MARCH 31, 2002
----                                                           --------------   --------------   --------------
Total brokerage commissions paid by the Fund                   $      113,310   $      162,269   $      151,266
Total brokerage commissions paid to Wachovia Securities        $          470   $          -0-   $          -0-
Percentage of total brokerage commissions paid to
   Wachovia Securities                                                   0.41%               0%               0%
Percentage of the aggregate dollar amount of transactions
   involving the payment of commissions effected through
   Wachovia Securities                                                   0.49%               0%               0%

                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED
ITEM                                                           MARCH 31, 2004   MARCH 31, 2003   MARCH 31, 2002
----                                                           --------------   --------------   --------------
Total brokerage commissions paid to other affiliated brokers   $          -0-   $        1,230   $          -0-
Percentage of total brokerage commissions paid to other
   affiliated brokers                                                       0%            0.76%               0%
Percentage of the aggregate dollar amount of transactions
   involving the payment of commissions effected through
   other affiliated brokers                                                 0%            0.66%               0%



     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at March 31, 2004. As of March 31, 2004, the Fund held no securities of its regular broker dealers.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

     Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis

(Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


PURCHASE BY WIRE


     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Strategic Partners Real Estate Securities Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Strategic Partners Real Estate Securities Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum initial sales charge of 5.5%, and Class B*, Class C* and Class Z shares are sold at NAV. Using the NAV of the Fund at March 31, 2004, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share                    $  15.71
Maximum initial sales charge (5.5% of offering price)                          .91
                                                                          --------
Maximum offering price to public                                          $  16.62
                                                                          ========

CLASS B
Net asset value, offering price and redemption price per Class B share*   $  15.65
                                                                          ========

CLASS C
Net asset value, offering price and redemption price per Class C share*   $  15.65
                                                                          ========

CLASS Z
Net asset value, offering price and redemption price per Class Z share    $  15.75
                                                                          ========


----------
  * Class B and Class C shares are subject to a contingent deferred sales charge
    (CDSC) on certain redemptions. Class A shares may also, in certain circumstances, be subject to a CDSC on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE


     The following is provided to assist you in determining which share class of a Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES


     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or Transfer Agent, by:

     - officers of the JennisonDryden and Strategic Partners mutual funds (including the Fund),

     - employees of the Distributor, PI and certain of their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent,

     - employees of subadvisers of the JennisonDryden and Strategic Partners mutual funds, provided that purchases at NAV are permitted by such person's employer,

     - Prudential, employees and special agents of Prudential and certain of its subsidiaries and all persons who have retired directly active service with Prudential or one of its subsidiaries,

     - members of the Board of Directors of Prudential,

     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Pruco or with the Transfer Agent,

     - registered representatives and employees of brokers who have entered into a selected deal agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,

     - investors in individual retirement accounts (IRAs), provided that the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of investors) who enter into a written letter of intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Fund or other JennisonDryden or Strategic Partners mutual funds. Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.

     For purposes of the letter of intent, all shares of a Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.

     A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to fulfillment of the letter of intent goal.

     A letter of intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will redeem sufficient escrowed shares to obtain such difference. Investors electing to purchase shares of the Fund pursuant to a letter of intent should carefully read such letter.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES


     The offering price of Class C shares is the next determined NAV. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

CLASS Z SHARES


     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:


     - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners Mutual Funds are an available investment option

     - current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)


     - Prudential, with an investment of $10 million or more.


     - Class Z shares also can be purchased through certain qualified state tuition programs (529 plans).


     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

SALE OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.


     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions and Exchanges" in the Prospectus. The

Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings institution or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE


     Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 12 months, in the case of Class C shares (18 months for Class C shares purchased prior to February 2, 2004). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                        CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
                    YEAR SINCE PURCHASE                  OF DOLLARS INVESTED OR
                       PAYMENT MADE                        REDEMPTION PROCEEDS
           -------------------------------------        -------------------------
           First                                                   5.0%
           Second                                                  4.0%
           Third                                                   3.0%
           Fourth                                                  2.0%
           Fifth                                                   1.0%
           Sixth                                                   1.0%
           Seventh                                                 None


     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The Contingent Deferred Sales Charge (CDSC) will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating
(i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Death                                                 A copy of the shareholder's death certificate or,
                                                      in the case of a trust, a copy of the grantor's
                                                      death certificate, plus a copy of the trust
                                                      agreement identifying the grantor.

Disability - An individual will be considered         A copy of the Social Security Administration award
disabled if he or she is unable to engage in any      letter or a letter from a physician on the
substantial gainful activity by reason of any         physician's letterhead stating that the
medically determinable physical or mental             shareholder (or, in the case of a trust, the
impairment which can be expected to result in         grantor (a copy of the trust agreement identifying
death or to be of long-continued and indefinite       the grantor will be required as well)) is
duration.                                             permanently disabled. The letter must also
                                                      indicate the date of disability.

Distribution from an IRA or 403(b) Custodial          A copy of the distribution form from the custodial
Account                                               firm indicating (i) the date of birth of the
                                                      shareholder and (ii) that the shareholder is over
                                                      age 70 1/2 and is taking a normal
                                                      distribution--signed by the shareholder.

Distribution from Retirement Plan                     A letter signed by the plan administrator/trustee
                                                      indicating the reason for the distribution.

Excess Contributions                                  A letter from the shareholder (for an IRA) or the
                                                      plan administrator/trustee on company letterhead
                                                      indicating the amount of the excess and whether or
                                                      not taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.


     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m.,

New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


     CLASS A. Shareholders of the Fund may exchange their Class A shares for shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.


     The following money market funds participate in the Class A exchange privilege:


         Dryden California Municipal Fund
            (California Money Market Series)
         Dryden Government Securities Trust
            (Money Market Series)
            (U.S. Treasury Money Market Series)
         Dryden Municipal Series Fund
            (New Jersey Money Market Series)
            (New York Money Market Series)
         MoneyMart Assets, Inc. (Class A shares)
         Dryden Tax-Free Money Fund

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:   $ 100,000   $ 150,000   $ 200,000   $ 250,000
          --------------------   ---------   ---------   ---------   ---------
          25 Years               $     105   $     158   $     210   $     263
          20 Years                     170         255         340         424
          15 Years                     289         433         578         722
          10 Years                     547         820       1,093       1,366
           5 Years                   1,361       2,041       2,721       3,402

         See "Automatic Investment Plan"

----------
(1) Source: The College Board, TRENDS IN COLLEGE PRICING 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Wachovia Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

     In the case of shares held through the Transfer Agent the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal Payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)


                                       PERSONAL     PERSONAL
             YEARS OF                  SAVINGS      SAVINGS
            DEFERMENT        IRA        (35%)        (15%)
            ---------      -------     --------     --------
                10          31,291       26,712       29,235
                15          58,649       46,091       52,856
                20          98,846       71,060       85,678
                25         157,909      103,232      131,283
                30         244,692      144,685      194,651


----------

(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for current lower dividend and capital gain tax rate and that this lower rate (currently set to expire after 2008) is made permanent.

MUTUAL FUND PROGRAMS


     From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund computes its NAV at the close of regular trading on the NYSE, (usually 4:00 p.m. New York time), on each day the NYSE is open for trading. In the event the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. The NYSE is closed on most national holidays and on Good Friday. The Fund may not determine its NAV on days when no orders to purchase, sell or exchange Fund shares have been received or days on which changes in the value of the Fund's securities do not materially affect the NAV.

     Under the 1940 Act, the Board of Trustees is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Trustees, investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager and Subadviser, including its portfolio managers, traders and research and credit analysts on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market;

securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     The Fund had a capital loss carryforward for federal income tax purposes at March 31, 2004 of approximately $20,544,000, of which $18,400,000 expires in 2008, and $2,144,000 expires in 2009.

     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

     The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     The Fund may, from time to time, invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year.

However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

     The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

     Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended March 31, 2004, incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-08565), have been so incorporated in reliance on the report of KPMG LLP, independent auditors. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION


     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

              APPENDIX II--PROXY VOTING POLICIES OF THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (WELLINGTON MANAGEMENT)

     The Strategic Partners Real Estate Securities Fund has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

     Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                                OTHER INFORMATION


ITEM 22. EXHIBITS.


         (a) (1) Agreement and Declaration of Trust. Incorporated by reference to Exhibit No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on December 19, 1997.

             (2) First Amendment to Agreement and Declaration of Trust. Incorporated by reference to Exhibit No. (1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 9, 1998.

             (3) Certificate of Trust. Incorporated by reference to Exhibit No.
             (a)(3) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 28, 1999.

             (4) Amended Certificate of Trust. Incorporated by reference to Exhibit No. (a)(4) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 28, 1999.


             (5) Amended Certificate of Trust effective June 30, 2003.*


         (b) By-Laws, as amended. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-42705) filed on June 1, 2000.

         (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibit No. 4 to the Registration Statement on Form N-1A (File No. 333-42705) filed on December 19, 1997.

         (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit No. (d)(1) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 30, 2001.

             (2) Subadvisory Agreement between Prudential Investments LLC and Wellington Management Company, LLP dated November 30, 2001. Incorporated by reference to Exhibit No. (d)(2) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 24, 2002.

         (e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit No. (e)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 23, 1999.

             (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit No. (e)(2) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 23, 1999.

         (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 333-42705) filed on December 19, 1997.

             (2) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-42705) filed on June 1, 2000.

             (3) Amendment to Custodian Contract dated July 17, 2001. Incorporated by reference to Exhibit No. (g)(3) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 24, 2002.

             (4) Amendment to Custodian Contract dated January 17, 2002. Incorporated by reference to Exhibit No. (g)(4) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 24, 2002.

         (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to Exhibit No. (h) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 23, 1999.

             (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-42705) filed on June 1, 2000.


             (3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to corresponding exhibit to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 28, 2003.


         (i) Opinion and consent of counsel. Incorporated by reference to Exhibit No. (i) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 30, 2001.

         (j) Consent of Independent Auditors.*


         (l) Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 9, 1998.

         (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit No. (m)(1) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 23, 1999.

             (2) Amended and Restated Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit No. (m)(2) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 23, 1999.


             (3) Amended and Restated Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit No. (m)(3) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-42705) filed on March 23, 1999.

             (4) Rule 12b-1 Fee Waiver.*

         (n) Amended and Restated Rule 18f-3 Plan dated March 11, 2004.*

         (p) (1) Code of Ethics of the Registrant dated February 24, 2004.*

             (2) Code of Ethics of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated February 24, 2004.*


             (3) Code of Ethics of Wellington Management Company, LLP dated March 1, 2000. Incorporated by reference to Exhibit No. (p)(3) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-42705) filed on May 24, 2002.


         (q) (1) Powers of Attorney dated August 1, 2003.*

             (2) Power of Attorney dated August 1, 2003.*


----------
 * Filed herewith.


ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.


     None.


ITEM 24. INDEMNIFICATION.


     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust (Exhibit (a)(1) to the Registration Statement) states that (1) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (2) all persons extending credit to, contracting with or having any claim against Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer did not engage in disabling conduct. In addition, Article XI of Registrant's By-Laws (Exhibit (b) to the Registration Statement) provides that any trustee, officer, employee or other agent of the Registrant shall be indemnified by Registrant against all liabilities and expenses subject to certain limitations and exceptions contained in Article XI of the By-Laws. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

     Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Wellington Management Company, LLP, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     Under Section 17(h) of the 1940 Act, it is the position of the staff of the Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) provides a written opinion, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, Declaration of Trust and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     (a) Prudential Investments LLC (PI)

     See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


NAME AND ADDRESS            POSITION WITH PI                                PRINCIPAL OCCUPATIONS
----------------            ----------------                                ---------------------
Robert F. Gunia             Executive Vice President          Executive Vice President, and Chief Administrative Officer,
                             and Chief Administrative          PI; Vice President, Prudential; President, PIMS; Executive
                             Officer                           Vice President, Chief Administrative Officer and Director
                                                               of American Skandia Investment Services, Inc.; Executive
                                                               Vice President and Director of American Skandia Fund
                                                               Services, Inc.; Executive Vice President, Chief
                                                               Administrative Officer and Director of American Skandia
                                                               Advisory Services, Inc.

William V. Healey           Executive Vice President          Executive Vice President, and Chief Legal Officer, PI; Vice
                             and Chief Legal Officer           President and Associate General Counsel, Prudential; Senior
                                                               Vice President, Chief Legal Officer and Secretary, PIMS;
                                                               Executive Vice President and Chief Legal Officer of
                                                               American Skandia Investment Services, Inc., Executive Vice
                                                               President and Chief Legal Officer of American Skandia Fund
                                                               Services, Inc.; Executive Vice President and Chief Legal
                                                               Officer of American Skandia Advisory Services, Inc.

NAME AND ADDRESS            POSITION WITH PI                                PRINCIPAL OCCUPATIONS
----------------            ----------------                                ---------------------
Kevin B. Osborn             Executive Vice President          Executive Vice President, PI; Executive Vice President and
                                                               Director of American Skandia Investment Services, Inc. and
                                                               Executive Vice President and Director of American Skandia
                                                               Advisory Services, Inc.

Stephen Pelletier           Executive Vice President          Executive Vice President, PI

Judy A. Rice                Officer in Charge,                Officer-in-Charge, President, Chief Executive Officer and
                             President, Chief                  Chief Operating Officer, PI; Officer-in-Charge, Director,
                             Executive Officer and             President, Chief Executive Officer and Chief Operating
                             Chief Operating Officer           Officer of American Skandia Investment Services, Inc.,
                                                               Officer-in-Charge, Director, President and Chief Executive
                                                               Officer of American Skandia Fund Services, Inc.;
                                                               Officer-in-Charge, Director, President, Chief Executive
                                                               Officer and Chief Operating Officer of American Skandia
                                                               Advisory Services, Inc.

Philip N. Russo             Executive Vice President,         Executive Vice President, Chief Financial Officer and
                             Chief Financial Officer           Treasurer, PI; Director of Jennison Associates, LLC;
                             and Treasurer                     Executive Vice President and Director of American Skandia
                                                               Investment Services, Inc. and Executive Vice President and
                                                               Director of American Skandia Advisory Serivces, Inc.



     (b) Wellington Management Company, LLP (Wellington)

     See "How the Fund Is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

     The business and other connections of the directors and executive officers of Wellington Management are listed on its Form ADV as currently on file or deemed filed with the Commission (File No. 801-15908) the text of which is incorporated herein by reference.


ITEM 26. PRINCIPAL UNDERWRITERS.


     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc. Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below:


                          POSITIONS AND                                        POSITIONS AND
                          OFFICES WITH                                         OFFICES WITH
NAME(1)                   UNDERWRITER                                          REGISTRANT
-------                   -------------                                        -------------
Edward P. Baird           Executive Vice President                                 None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin         Vice President and Treasurer                             None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler      Senior Vice President and Chief Compliance               None
                           Officer

Robert F. Gunia           President                                                Vice President and Trustee

William V. Healey         Senior Vice President, Secretary and Chief Legal         None
                           Officer

Michael J. McQuade        Senior Vice President and Chief Financial Officer        None

David R. Odenath          Executive Vice President                                 None

Stephen Pelletier         Executive Vice President                                 None

Scott G. Sleyster         Executive Vice President                                 None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd       Executive Vice President                                 None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, the Registrant, Gateway Center Three, Newark, NJ 07102, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, NJ 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11),
31a-1(f), 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 28. MANAGEMENT SERVICES.


     Other than as set forth under the captions "How the Fund Is
Managed--Manager", "How the Fund Is Managed--Investment Adviser" and "How the Fund Is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 29. UNDERTAKINGS.


     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of May, 2004.

                            STRATEGIC PARTNERS REAL ESTATE SECURITIES FUND

                                                   *
                            ----------------------------------------------------

                                        Judy A. Rice, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                           TITLE                                          DATE
                ---------                           -----                                          ----
                     *
---------------------------------------------       Trustee
            David E. A. Carson

                     *
---------------------------------------------       Trustee and Vice President
              Robert F. Gunia

                     *
---------------------------------------------       Trustee
            Robert E. La Blanc

                     *
---------------------------------------------       Trustee
          Douglas H. McCorkindale

                     *
---------------------------------------------       Trustee
           Richard A. Redeker

                     *
---------------------------------------------       Trustee and President
                Judy A. Rice

                     *
---------------------------------------------       Trustee
              Robin B. Smith

                     *
---------------------------------------------       Trustee
             Stephen Stoneburn

                     *
---------------------------------------------       Trustee
            Clay T. Whitehead

                     *                              Treasurer and Principal Financial and
---------------------------------------------        Accounting Officer
              Grace C. Torres

* By: /s/    JONATHAN D. SHAIN
---------------------------------------------
             Jonathan D. Shain                                                                 May 28, 2004
             Attorney-in-Fact

                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
-----------    -----------
         (a) (5) Amended Certificate of Trust effective June 30, 2003.*

         (j) Consent of Independent Auditors.*

         (m) (4) Rule 12b-1 Fee Waiver.*

         (n) Amended and Restated 18f-3 Plan dated March 11, 2004.*

         (p) (1) Code of Ethics of the Registrant dated February 24, 2004.*

             (2) Code of Ethics of Prudential Investment Management, Inc.,
             Prudential  Investments  LLC and Prudential  Investment Management
             Services LLC dated February 24, 2004.*

         (q) (1) Powers of Attorney dated August 1, 2003.*

             (2) Power of Attorney dated August 1, 2003.*


----------
 * Filed herewith.